1Q2025 Earnings Presentation April 28, 2025 FirstSun Capital Bancorp NASDAQ: FSUN

FirstSun Capital Bancorp | 2 Disclaimers Forward Looking Statements This presentation contains forward-looking information and statements by FirstSun Capital Bancorp (the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should”, “assumes”, “assumptions”, “view”, “continue,” “opportunity,” and “outlook” or other similar expressions, and in this presentation include our outlook regarding our loan portfolio, deposit mix, net interest and noninterest income and net interest margin, asset quality, capital and liquidity as well as our 2025 Full Year Outlook and related assumptions. All statements in this presentation speak only as of the date they are made. Except as required by law, we do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because new information, future events or otherwise. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, without limitation: changes in interest rates (including anticipated Federal Reserve rate cuts that might not occur) and their related impact on macroeconomic conditions, customer behavior, our funding costs and our loan and securities portfolios; the quality or composition of our loan or investment portfolios and changes therein; failure to maintain our mortgage production flow to secondary markets; the sufficiency of liquidity and changes in our capital position; the inability of our infrastructure initiatives to reduce expenses; the inability to identify, close and successfully integrate attractive acquisition targets; the impact of inflation; increased deposit volatility; potential regulatory developments; U.S. global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; and other general competitive, economic, business, market and political conditions. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning additional factors that could materially affect the forward-looking statements in this presentation can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by the Company with the Securities and Exchange Commission. Use of Non-GAAP Measures This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include certain operating performance measures that exclude merger-related and other charges that are not considered part of the Company’s recurring operations, such as “Adjusted Net Income”, “Adjusted Return on Average Total Assets”, “Return on Average Tangible Stockholders Equity”, “Adjusted Return on Average Tangible Stockholders’ Equity”, “Adjusted Diluted Earnings Per Share”, “Adjusted and “Pre-tax Pre-provision Return on Average Assets”, “Adjusted Efficiency Ratio“, and “Tangible Book Value Per Share”. The Company believes these non-GAAP financial measures provide useful supplemental information for evaluating the Company’s performance trends. Further, the Company’s management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about the Company’s operations and performance. These measures should be viewed in addition to, and not as an alternative to substitute for measures that are determined in accordance with GAAP. Additionally, the non-GAAP financial measures used by the Company may differ from the similar measures presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in the Appendix to this presentation. Day-Count Convention Annualized ratios are presented utilizing the Actual/Actual day-count convention. Prior period annualized ratios have been recalculated to conform to the current presentation.

Corporate Profile

FirstSun Capital BANCORP

Franchise Footprint[4]



COLORADO
Denver
KANSAS
Kansas City
Wichita
CALIFORNIA
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
Santa Fe
Albuquerque
El Paso
TEXAS
Dallas
Austin
San Antonio
Houston
WASHINGTON
Spokane
OREGON
IDAHO

$8.2B Total Assets

$6.5B Total Loans

$6.9B Total Deposits

Operating in 5 of the Top 10 Fastest Growing MSAs[1]

#	MSA	FirstSun
1	Austin, TX	✓
2	Dallas, TX	✓
3	Orlando, FL	
4	Charlotte, NC	
5	Houston, TX	✓
6	Tampa, FL	
7	Nashville, TN	
8	San Antonio, TX	✓
9	Phoenix, AZ	✓
10	Atlanta, GA	

With a Presence in 7 of the 10 Largest MSAs in the Southwest & Western US[2]

#	MSA	FirstSun
1	Southern CA (ex. San Diego & Ontario, CA)[3]	✓
2	Dallas, TX	✓
3	Houston, TX	✓
4	Phoenix, AZ	✓
5	Ontario, CA	✓
6	San Francisco, CA	
7	Seattle, WA	
8	Minneapolis, MN	
9	San Diego, CA	✓
10	Denver, CO	✓

1,151 Employees

71 Licensed Branches[5]

43 States with Mortgage Capabilities

Headquarters:
FirstSun: Denver, CO
Sunflower Bank: Dallas, TX

Key Facts and Statistics[4]

$1.0B	$36.15	1.04x	$34.88	11.74x
Market Cap	Price per Share	Price / TBV	TBV per Share	Price / LTM Adjusted EPS

KBRA Ratings[6]

FirstSun Capital Bancorp	Sunflower Bank, N.A.
Senior Unsecured Debt = BBB	Deposit = BBB+
Subordinated Debt = BBB-	Senior Unsecured Debt = BBB+
Short-Term Debt = K3	Short-Term Deposit = K2
	Short-Term Debt = K2

Source: S&P Global Market Intelligence, Company documents.
[1]Defined as MSAs with population over 2 million.
[2]Defined as states west of the Mississippi River.
[3]The MSA of Southern California includes Los Angeles, Long Beach, and Anaheim; excludes San Diego and Ontario.
[4]As of Mar 31, 2025.
[5]As of Apr 25, 2025.
[6]As of Jan 15, 2025.

FirstSun Capital Bancorp | 3

Unique High Growth Franchise

FirstSun Capital BANCORP

Universe Size	Strong Fee Income	Lending Focus	Growth	Attractive Footprint[3]	FirstSun Capital BANCORP
~ 40 Banks Banks West of the Mississippi River Banks with Total Assets $5B - $20B	MRQ Fee Income / Rev. > 20%	Specialized C&I Lending[1]	Loan Growth[2] > 10%	**1 Bank** With scale in markets with leading projected population growth and household income	**Attractive core deposit funded franchise with proven ability to deliver strong organic growth**
Critical Mass in Key US Markets	***Durable & Growing Earnings***	***Differentiated Platform***	***Strong Growth Momentum***	***Critical Mass in Key US Markets***	**SCARCITY VALUE**

Source: S&P Global Market Intelligence; Financial data as of most recent quarter available
[1]Specialized C&I lending defined as C&I concentration of 30% or greater of total loan portfolio
[2]Loan Growth represents CAGR calculated from 12/31/2018
[3]MSA's ranked by population size west of the Mississippi

FirstSun Capital Bancorp | 4

FirstSun Capital Bancorp | 5 Investment Thesis — Focused Strategy Southwest & Western geography with a mix of metro and community markets C&I business focus with a disciplined and careful CRE exposure to core customers in our geography Vertical lending expertise provides true alternative to larger banks Core deposit funded franchise Financial service income at high end of peers Tenured management team

FirstSun Capital Bancorp | 6 First Quarter 2025 Highlights Q1 PerformanceNet Income $23.6 million Diluted EPS $0.83 PTPP ROAA1 1.70% Service Fee Income to Revenue2 22.6% ROAA 1.20% Net Interest Margin (NIM) 4.07% ROATCE1 10.18% Net Charge-Offs to Average Loans 0.04% Annualized Loan Growth3 6.8% Annualized Deposit Growth 12.3% • Net Income of $23.6 million; Diluted EPS of $0.83 • ROAA of 1.20%; PTPP ROAA1 of 1.70%; ROATCE1 of 10.18% • Total revenue2 of $96.2 million • Average loan decline of (2.6)%, annualized3 • Average deposit growth of 1.0%, annualized • Continued strong quarterly NIM of 4.07% • Efficiency ratio: 65.19% • Loan to deposit ratio: 94.3% 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 2Total revenue is net interest income plus noninterest income 3Excludes loans HFS

FirstSun Capital Bancorp | 7 Loan Portfolio Trends Portfolio Composition 40.6% 10.5%11.3% 7.3% 18.4% 8.5% 3.4% Commercial and Industrial Commercial Real Estate: Owner Occupied Commercial Real Estate: Non-Owner Occupied Multifamily, Construction, and Land Residential Real Estate Public Finance Consumer and Other $ in m ill io ns Originations, Paydowns & Payoffs Loan Originations Loan Paydowns and Payoffs Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $200 $300 $400 $500 Average Total Loans and Yield $6,313,855 $6,384,709 $6,460,484 $6,481,701 $6,420,710 6.51% 6.63% 6.68% 6.51% 6.36% Average Loans HFI + HFS Loan Yield Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 1Regulatory CRE consists of commercial and residential construction, multifamily and non-owner occupied CRE ($ in thousands) • Balances up 3% from Q1 2024 • Balances up 7%, annualized from Q4, driven by: ◦ 22% annualized increase in C&I • Slight increase of 1% in line utilization in Q1 • Low overall Regulatory CRE1 to capital level of 115% • Office CRE composition 4% of total loans: NOO of $180.1 million; OO of $89.0 million ◦ Not central business district properties • C&I lending emphasis • Maintain variable vs fixed portfolio mix ◦ ~ 65% variable (~ 55% repricing w/in 1 year): ▪ ~ 40% reprices monthly (< 30 days) ▪ ~ 15% reprices w/in months 2-12 • Ratable mid single digit growth expectation in 2025 Quarter Highlights Outlook

FirstSun Capital Bancorp | 8 Deposit Trends Average Deposit Composition $6,643,021 $6,627,469 $6,578,801 $6,468,574 $6,352,029 Noninterest-Bearing Demand Deposit Accounts Interest-Bearing Demand Accounts Savings Accounts and Money Market Accounts NOW Accounts Certificate of Deposit Accounts Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Cost of Deposits & Cost of Funds Int-bearing deposits Total Deposits Funds Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 2.00% 2.50% 3.00% Loan to Deposit Ratio Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 94.00% 96.00% 98.00% ($ in thousands) • Balances up 7% from Q1 2024 • Balances up 12%, annualized from Q4 (average balance up 1%, annualized from Q4) • Continued mix shift ◦ Sav/MMDA increased to 43.3% from 42.5% ◦ CD’s decreased to 22.9% from 23.5% • Commercial business deposits represent 43% of total deposits and represent 74% of non-interest bearing • Ratable mid single digit growth expectation for 2025 • Continued mix shift ◦ Mid teen’s CD balance decline ◦ Mid single digit MMDA growth ◦ Mid to high single digit NIB growth Quarter Highlights Outlook 23.1% 10.3% 42.5% 23.5% 23.4% 9.7% 39.2% 27.1% 23.6% 8.1% 37.8% 29.8% 23.5% 8.4% 38.4% 29.1% 22.9% 10.3% 43.3% 22.9%

FirstSun Capital Bancorp | 9 NIM Bridge 4.09% (0.13)% —% 0.11 4.07% Q4 2024 Loans All Other Assets Cost of Funds Q1 2025 NIM, Yield & Cost Loans Yield Net Interest Margin Cost of Funds Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 —% 2.50% 5.00% 7.50% Net Interest Income $70,806 $72,899 $76,158 $77,047 $74,478 Net Interest Income Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Loan Repricing Mix 36% 49% 12% 3% Fixed SOFR Prime Other Net Interest Income & Net Interest Margin Trends ($ in thousands) • NII growth of 5.2% over Q1 2024 • Stability of NIM - trailing 10 qtrs above 4.00% ◦ Balance sheet composition Quarter Highlights Outlook • Two Fed rate cuts before end of 2025 • Stable NIM • Near term ~ 50% falling rate interest bearing deposit beta ( )% YoY Growth 5.2% 1Components of the NIM bridge are calculated based upon their proportion to total earning assets. 1

FirstSun Capital Bancorp | 10 Noninterest Income Trends Service Fee Revenue Composition $21,729 $21,635 $22,075 $23,274 $22,808 $9,055 $9,631 $8,838 $11,043 $9,502 $4,194 $3,982 $3,748 $3,631 $3,468 $2,586 $2,706 $2,738 $2,950 $2,759 $2,027 $2,219 $2,560 $2,372 $2,344 $1,421 $1,436 $1,395 $1,493 $1,463 $2,446 $1,661 $2,796 $1,785 $3,272 Mortgage Banking Service Fee Revenue Treasury Management Service Fees Credit and Debit Card Service Fees Deposit Service Fees Wealth Management Service Fees Other Noninterest Income Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Mortgage Volume Sold and Margin $200.2 $282.5 $314.7 $278.3 $251.2 3.15% 3.07% 2.84% 2.76% 2.93% Mortgage Volume Sold Margin Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 ($ in thousands) ($ in millions) Quarter Highlights Outlook • Mid 20’s service fee revenue to total revenue • Mortgage banking, treasury management and loan syndication arrangement service revenues driving growth • High single to low double digit growth rate for 2025 1Total revenue is net interest income plus noninterest income • Diversified revenue base ~ 23% service fees to total revenue1 • Mortgage banking revenue to total revenue ~ 9% • Treasury management revenue to total revenue ~ 4% • Loan syndication and swap service fees revenue increase of ~ $600 from Q4

FirstSun Capital Bancorp | 11 Noninterest Expense Trends Noninterest Expense Composition $62,722 $73,673 $64,664 $63,875 $61,828 $39,561 $38,498 $39,306 $39,828 $37,353 $9,536 $9,865 $9,121 $8,701 $8,595 $12,997 $15,869 $13,953 $13,648 $12,576 $8,010 Salaries and Benefits Occupancy and Equipment Amortization of Intangible Assets Other Noninterest Expenses Terminated Merger Related Expenses Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Efficiency Ratio 66.05% 66.42% 65.83% 74.66% 65.19% 63.39% 65.33% 64.16% 63.63% Adjusted Efficiency Ratio Efficiency Ratio Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 ($ in thousands) 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation • Noninterest expenses were flat compared to adjusted Q4 • Q4 included non-recurring expenses of: ◦ $674 within occupancy and equipment ◦ $780 within amortization of intangible assets ◦ $1,416 within other noninterest expenses • Seasonally higher payroll taxes offset by lower legal, travel and entertainment, marketing, and collection and appraisal expenses. • Continued investment in building out franchise organically (sales force & infrastructure) ◦ Investing in growth markets • Mid 60’s efficiency ratio Quarter Highlights Outlook 1

FirstSun Capital Bancorp | 12 Asset Quality Trends Net Charge-Offs (Recoveries) $17,429 $2,009 $1,401 $631 $(462) Commercial and Industrial Commercial Real Estate, Residential Real Estate, and Consumer Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Allowance for Credit Losses $79,829 $78,960 $83,159 $88,221 $91,790 1.27% 1.25% 1.29% 1.38% 1.42% ACL ACL to Total Loans Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Nonperforming Loans $57,599 $62,558 $65,824 $69,050 $78,590 0.92% 0.99% 1.02% 1.08% 1.21% Nonperforming Loans Nonperforming Loans to Total Loans Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 ($ in thousands) ($ in thousands)($ in thousands) • Net charge-offs to average loans of 4 bps in Q1 • Classified loans trended up 4% • NPL’s trended up 14% • Loan loss provisioning impacts in Q1: ◦ Benefited from net upgrades and higher prepayments ◦ Specific reserve on NPL inflow ◦ Qualitative factor for economic uncertainty Quarter Highlights Outlook • Net charge-off ratio in high teens to low 20’s in bps • ACL in mid 130’s in bps

FirstSun Capital Bancorp | 13 Capital and Liquidity Total Capital Ratio 14.73% 14.95% 15.25% 15.42% 15.52% Total Capital Ratio Capital Operating Threshold Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Common Equity Tier 1 Capital Ratio 12.54% 12.80% 13.06% 13.18% 13.26% CET1 Capital Operating Threshold Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Liquidity Ratios Wholesale Deposits and Borrowings to Total Liabilities TCE / TA TCE / TA, + Net Unrealized Losses on HTM Securities Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 6.00% 9.00% 12.00% ($ in thousands) • Wholesale funding reliance of 7% • Cash to total assets 8% • AOCI & HTM unrealized loss to total equity of (4)% • CET 1 of 13.26% Quarter Highlights Outlook • Liquidity & IRR ◦ Maintain historical solid liquidity positioning across multiple sources ◦ Maintain balance sheet strength and relative neutrality to downward/ upward rates (-/+ 100bps) • Capital ◦ Support organic growth thru earnings ◦ Opportunistic M&A $3.7B Immediate Borrowing Availability (1)Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 1 1

Consistent Long Term Strategy

1	2	3	4	5
Key Southwest and Western Growth Markets	**C&I Focused Commercial Bank**	**High Service Fee to Revenue Mix**	**Core Deposit Franchise**	**Operating Strategy**
Focused on Organic Loan and Deposit Growth in Targeted Markets Operating in 5 of 10 Fastest Growing MSA's in US Robust Mix of Customer Relationships across Urban and Rural Communities	Relationship Driven C&I Banking with Attractive Specialty Verticals Expansive Treasury Management Services Low CRE Concentration	Revenue Diversification Emphasis Multiple Profitable Service Fee Income Lines of Business Best in Class Revenue Mix	High Quality, Attractive Beta, Low Cost Deposits Balanced Distribution Across Deposit Rich Markets Advantageous Funding	Solid Core Earnings Progression Sound Risk and Compliance Programs Opportunistic Acquisition Readiness

FirstSun Capital Bancorp | 14

FirstSun Capital Bancorp | 15 2025 Full Year Outlook Business Driver FY 2025* Notes Loans (EOP) Mid Single Digit Growth Rate Primarily driven by net C&I production Deposits (EOP) Mid Single Digit Growth Rate Loan to Deposit ratio in mid 90’s Investment Securities No Change Maintain strategic focus on liquidity and collateral eligibility Net Interest Income (vs. 2024 of $296.9 million) Mid Single Digit Growth Rate Two 25bp rate cuts by end of year Noninterest Income (vs. 2024 of $89.8 million) High Single to Low Double Digit Growth Rate Higher growth in mortgage and treasury management Noninterest Expense (vs. 2024 adjusted of $248.0 million) Mid to High Single Digit Growth Rate Efficiency Ratio Mid 60’s Average for the year Net Charge Offs / Avg Loans High Teens to Low 20’s in bps Tax Rate 20 - 22% CET1 Ratio Consistent * Refer to "Disclaimers" regarding forward looking statements. 2025 expectations assume no material changes to current regional and national macro-economic environment.

FirstSun Capital Bancorp | 16 Appendix

FirstSun Capital Bancorp | 17 C&I Portfolio Consumer Deposits - $3.5B as of March 31, 2025 Business Deposits - $2.9B as of March 31, 2025 Customer Base 134,851 Consumer Accounts Granular Deposit Base $26,000 Avg. Account Balance 69 Retail Branches Customer Base 13,366 Consumer Accounts Granular Deposit Base $219,000 Avg. Account Balance Example Total Return Performance Uninsured Consumer, 18.4% Uninsured Business, 81.6% Uninsured Consumer Uninsured Business C&I Loans by Industry1 ($ in millions) Finance and Insurance $ 387.5 Information (Technology, Media and Telecommunications) 369.0 Manufacturing 329.6 Healthcare 324.2 Construction 197.8 Real Estate and Rental and Leasing 196.0 Other Services2 184.8 Professional, Scientific, and Technical Services 169.6 Transportation and Warehousing 117.9 Wholesale Trade 115.4 Retail Trade 51.3 Arts, Entertainment, and Recreation 43.1 Utilities 32.4 Other 116.3 15% 14% 13% 12% 8% 7% 7% 6% 4% 4% 2% 2% 1% 4% % of Total C&I Loans * Amounts may not total due to rounding; 1 These segments are based on two-digit NAICS industry divisions. 2 Also includes Administrative and Support, Waste Management and Remediation Services, and Public Administration.

FirstSun Capital Bancorp | 18 ~ 65%1 of Total Deposits are FDIC-Insured Granular Deposit Base Consumer Deposits - $3.5B as of March 31, 2025 Business Deposits - $2.9B as of March 31, 2025 Customer Base 134,851 Consumer Accounts Granular Deposit Base $26,000 Avg. Account Balance 69 Retail Branches Customer Base 13,366 Consumer Accounts Granular Deposit Base $219,000 Avg. Account Balance Example Total Return Performance Uninsured Consumer, 18.4% Uninsured Business, 81.6% Uninsured Consumer Uninsured Business Customer Base 134,800 Consumer Accounts Granular Deposit Base $26,000 Avg. Account Balance Customer Base 13,300 Commercial Business Accounts Granular Deposit Base $219,000 Avg. Account Balance $6.9 Billion Total Deposits as of March 31, 2025 Deposits by State2 $2.3B Texas $1.6B Kansas $1.2B New Mexico $0.8B Colorado $0.4B Arizona ~ 74%1 of Total Deposits are FDIC-Insured + Collateralized 1Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated. 2Excludes wholesale and internal deposit accounts. $0.2B California

Financial Summary

FirstSun Capital BANCORP

($ in thousands, except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
	As of and for the three months ended				
Net interest income	$ 74,478	$ 77,047	$ 76,158	$ 72,899	$ 70,806
Provision for credit losses	3,800	4,850	5,000	1,200	16,500
Noninterest income	21,729	21,635	22,075	23,274	22,808
Noninterest expense	62,722	73,673	64,664	63,875	61,828
Income before income taxes	29,685	20,159	28,569	31,098	15,286
Provision for income taxes	6,116	3,809	6,147	6,538	2,990
Net income	23,569	16,350	22,422	24,560	12,296
Adjusted net income[1]	23,569	24,316	23,655	25,181	14,592
Weighted average common shares outstanding, diluted	28,293,912	28,290,474	28,212,809	28,031,956	27,628,941
Diluted earnings per share	$ 0.83	$ 0.58	$ 0.79	$ 0.88	$ 0.45
Adjusted diluted earnings per share[1]	$ 0.83	$ 0.86	$ 0.84	$ 0.90	$ 0.53
Return on average total assets	1.20 %	0.81 %	1.12 %	1.27 %	0.65 %
Adjusted return on average total assets[1]	1.20 %	1.20 %	1.18 %	1.30 %	0.77 %
Pre-tax pre provision return on average assets[1]	1.70 %	1.24 %	1.68 %	1.66 %	1.67 %
Adjusted pre-tax pre provision return on average assets[1]	1.70 %	1.78 %	1.76 %	1.72 %	1.80 %
Return on average tangible stockholders' equity[1]	10.18 %	7.36 %	9.94 %	11.51 %	6.11 %
Adjusted return on average tangible stockholders' equity[1]	10.18 %	10.72 %	10.48 %	11.79 %	7.20 %
Net interest margin	4.07 %	4.09 %	4.08 %	4.04 %	4.01 %
Efficiency ratio	65.19 %	74.66 %	65.83 %	66.42 %	66.05 %
Adjusted efficiency ratio[1]	65.19 %	63.63 %	64.16 %	65.33 %	63.39 %
Noninterest income to total revenue[2]	22.6 %	21.9 %	22.5 %	24.2 %	24.4 %
Total assets	$ 8,216,458	$ 8,097,387	$ 8,138,487	$ 7,999,295	$ 7,781,601
Total loans held-for-sale	65,603	61,825	72,247	66,571	56,813
Total loans held-for-investment	6,484,008	6,376,357	6,443,756	6,337,162	6,284,868
Total deposits	6,874,239	6,672,260	6,649,880	6,619,525	6,445,388
Total stockholders' equity	1,068,295	1,041,366	1,034,085	996,599	964,662
Loan to deposit ratio	94.3 %	95.6 %	96.9 %	95.7 %	97.5 %
Period end common shares outstanding	27,753,918	27,709,679	27,665,918	27,443,246	27,442,943
Book value per share	$ 38.49	$ 37.58	$ 37.38	$ 36.31	$ 35.15
Tangible book value per share[1]	$ 34.88	$ 33.94	$ 33.68	$ 32.56	$ 31.37

[1] *Represents a non-GAAP financial measure.* *See non-GAAP reconciliation*

[2] *Total revenue is net interest income plus noninterest income.*

FirstSun Capital Bancorp | 19

Non-GAAP Reconciliation

($ in thousands, except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
	As of and for the three months ended				
Tangible stockholders' equity to tangible assets:					
Total stockholders' equity (GAAP)	$ 1,068,295	$ 1,041,366	$ 1,034,085	$ 996,599	$ 964,662
Less: Goodwill and other intangible assets					
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,806)	(7,434)	(8,866)	(9,517)	(10,168)
Tangible stockholders' equity (non-GAAP)	$ 968,006	$ 940,449	$ 931,736	$ 893,599	$ 861,011
Total assets (GAAP)	$ 8,216,458	$ 8,097,387	$ 8,138,487	$ 7,999,295	$ 7,781,601
Less: Goodwill and other intangible assets					
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,806)	(7,434)	(8,866)	(9,517)	(10,168)
Tangible assets (non-GAAP)	$ 8,116,169	$ 7,996,470	$ 8,036,138	$ 7,896,295	$ 7,677,950
Total stockholders' equity to total assets (GAAP)	13.00 %	12.86 %	12.71 %	12.46 %	12.40 %
Less: Impact of goodwill and other intangible assets	(1.07)%	(1.10)%	(1.12)%	(1.14)%	(1.19)%
Tangible stockholders' equity to tangible assets (non-GAAP)	11.93 %	11.76 %	11.59 %	11.32 %	11.21 %
Tangible stockholers' equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:					
Tangible stockholders' equity (non-GAAP)	$ 968,006	$ 940,449	$ 931,736	$ 893,599	$ 861,011
Less: Net unrealized losses on HTM securities, net of tax	(3,803)	(4,292)	(2,852)	(3,949)	(4,236)
Tangible stockholders' equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$ 964,203	$ 936,157	$ 928,884	$ 889,650	$ 856,775
Tangible assets (non-GAAP)	$ 8,116,169	$ 7,996,470	$ 8,036,138	$ 7,896,295	$ 7,677,950
Less: Net unrealized losses on HTM securities, net of tax	(3,803)	(4,292)	(2,852)	(3,949)	(4,236)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$ 8,112,366	$ 7,992,178	$ 8,033,286	$ 7,892,346	$ 7,673,714
Tangible stockholders' equity to tangible assets (non-GAAP)	11.93 %	11.76 %	11.59 %	11.32 %	11.21 %
Less: Impact of net unrealized losses on HTM securities, net of tax	(0.04)%	(0.05)%	(0.03)%	(0.05)%	(0.04)%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	11.89 %	11.71 %	11.56 %	11.27 %	11.17 %

FirstSun Capital Bancorp | 20

Non-GAAP Reconciliation (cont'd)

($ in thousands, except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
	As of and for the three months ended				
Tangible book value per share:					
Total stockholders' equity (GAAP)	$ 1,068,295	$ 1,041,366	$ 1,034,085	$ 996,599	$ 964,662
Tangible stockholders' equity (non-GAAP)	$ 968,006	$ 940,449	$ 931,736	$ 893,599	$ 861,011
Total shares outstanding	27,753,918	27,709,679	27,665,918	27,443,246	27,442,943
Book value per share (GAAP)	$ 38.49	$ 37.58	$ 37.38	$ 36.31	$ 35.15
Tangible book value per share (non-GAAP)	$ 34.88	$ 33.94	$ 33.68	$ 32.56	$ 31.37
Adjusted net income:					
Net income (GAAP)	$ 23,569	$ 16,350	$ 22,422	$ 24,560	$ 12,296
Add: Non-recurring adjustments:					
Terminated merger related expenses, net of tax	—	5,799	1,233	621	2,296
Write-off of Guardian Mortgage tradename, net of tax	—	625	—	—	—
Disposal of ATMs, net of tax	—	1,542	—	—	—
Total adjustments, net of tax	—	7,966	1,233	621	2,296
Adjusted net income (non-GAAP)	$ 23,569	$ 24,316	$ 23,655	$ 25,181	$ 14,592
Adjusted diluted earnings per share:					
Diluted earnings per share (GAAP)	$ 0.83	$ 0.58	$ 0.79	$ 0.88	$ 0.45
Add: Impact of non-recurring adjustments:					
Terminated merger related expenses, net of tax	—	0.21	0.05	0.02	0.08
Write-off of Guardian Mortgage tradename, net of tax	—	0.02	—	—	—
Disposal of ATMs, net of tax	—	0.05	—	—	—
Adjusted diluted earnings per share (non-GAAP)	$ 0.83	$ 0.86	$ 0.84	$ 0.90	$ 0.53
Adjusted return on average total assets:					
Return on average total assets (ROAA) (GAAP)	1.20 %	0.81 %	1.12 %	1.27 %	0.65 %
Add: Impact of non-recurring adjustments:					
Terminated merger related expenses, net of tax	— %	0.28 %	0.06 %	0.03 %	0.12 %
Write-off of Guardian Mortgage tradename, net of tax	— %	0.03 %	— %	— %	— %
Disposal of ATMs, net of tax	— %	0.08 %	— %	— %	— %
Adjusted ROAA (non-GAAP)	1.20 %	1.20 %	1.18 %	1.30 %	0.77 %

FirstSun Capital Bancorp | 21

Non-GAAP Reconciliation (cont'd)

As of and for the three months ended

($ in thousands, except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Adjusted pre-tax pre provision return on average assets:					
Net income (GAAP)	$ 23,569	$ 16,350	$ 22,422	$ 24,560	$ 12,296
Add: Income taxes and provision for credit losses:					
Income taxes	6,116	3,809	6,147	6,538	2,990
Provision for credit losses	3,800	4,850	5,000	1,200	16,500
PTPP net income	$ 33,485	$ 25,009	$ 33,569	$ 32,298	$ 31,786
Add: Non-recurring adjustments:					
Terminated merger related expenses	—	8,010	1,633	1,046	2,489
Write-off of Guardian Mortgage tradename	—	828	—	—	—
Disposal of ATM's	—	2,042	—	—	—
Adjusted PTPP Net Income (non-GAAP)	$ 33,485	$ 35,889	$ 35,202	$ 33,344	$ 34,275
Return on average total assets (ROAA) (GAAP)	1.20 %	0.81 %	1.12 %	1.27 %	0.65 %
Add: Impact of income taxes and provision for credit losses:					
Income taxes	0.31 %	0.19 %	0.31 %	0.34 %	0.16 %
Provision for credit losses	0.19 %	0.24 %	0.25 %	0.06 %	0.87 %
PTPP ROAA (non-GAAP)	1.70 %	1.24 %	1.68 %	1.66 %	1.67 %
Add: Impact of non-recurring adjustments:					
Terminated merger related expenses, net of tax	— %	0.40 %	0.08 %	0.05 %	0.13 %
Write-off of Guardian Mortgage tradename, net of tax	— %	0.04 %	— %	— %	— %
Disposal of ATMs, net of tax	— %	0.10 %	— %	— %	— %
Adjusted PTPP ROAA (non-GAAP)	1.70 %	1.78 %	1.76 %	1.72 %	1.80 %
Adjusted return on average stockholders' equity					
Return on average stockholders' equity (ROACE) (GAAP)	9.03 %	6.22 %	8.74 %	10.08 %	5.18 %
Add: Impact of non-recurring adjustments:					
Terminated merger related expenses, net of tax	— %	2.19 %	0.48 %	0.26 %	0.96 %
Write-off of Guardian Mortgage tradename, net of tax	— %	0.24 %	— %	— %	— %
Disposal of ATMs, net of tax	— %	0.59 %	— %	— %	— %
Adjusted ROACE (non-GAAP)	9.03 %	9.24 %	9.22 %	10.34 %	6.14 %

FirstSun Capital Bancorp | 22

Non-GAAP Reconciliation (cont'd)

($ in thousands, except per share amounts)	As of and for the three months ended March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Return on average tangible stockholders' equity:					
Return on average stockholders' equity (ROACE) (GAAP)	9.03 %	6.22 %	8.74 %	10.08 %	5.18 %
Add: Impact from goodwill and other intangible assets:					
Goodwill	0.94 %	0.67 %	0.98 %	1.19 %	0.63 %
Other intangible assets	0.21 %	0.47 %	0.22 %	0.24 %	0.30 %
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	10.18 %	7.36 %	9.94 %	11.51 %	6.11 %
Adjusted return on average tangible stockholders' equity:					
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	10.18 %	7.36 %	9.94 %	11.51 %	6.11 %
Add: Impact of non-recurring adjustments:					
Terminated merger related expenses, net of tax	— %	2.45 %	0.54 %	0.28 %	1.09 %
Write-off of Guardian Mortgage tradename, net of tax	— %	0.26 %	— %	— %	— %
Disposal of ATMs, net of tax	— %	0.65 %	— %	— %	— %
Adjusted ROATCE (non-GAAP)	10.18 %	10.72 %	10.48 %	11.79 %	7.20 %
Adjusted total noninterest expense:					
Total noninterest expense (GAAP)	$ 62,722	$ 73,673	$ 64,664	$ 63,875	$ 61,828
Less: Non-recurring adjustments:					
Terminated merger related expenses	—	(8,010)	(1,633)	(1,046)	(2,489)
Write-off of Guardian Mortgage trade name	—	(828)	—	—	—
Disposal of ATMs	—	(2,042)	—	—	—
Total adjustments	—	(10,880)	(1,633)	(1,046)	(2,489)
Adjusted total noninterest expense (non-GAAP)	$ 62,722	$ 62,793	$ 63,031	$ 62,829	$ 59,339
Adjusted efficiency ratio:					
Efficiency ratio (GAAP)	65.19 %	74.66 %	65.83 %	66.42 %	66.05 %
Less: Impact of non-recurring adjustments:					
Terminated merger related expenses	— %	(8.12)%	(1.67)%	(1.09)%	(2.66)%
Write-off of Guardian Mortgage tradename	— %	(0.84)%	— %	— %	— %
Disposal of ATMs	— %	(2.07)%	— %	— %	— %
Adjusted efficiency ratio (non-GAAP)	65.19 %	63.63 %	64.16 %	65.33 %	63.39 %

FirstSun Capital Bancorp | 23